UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2025

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 813-1828

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, at a special meeting of the Company’s stockholders held on December 5, 2025, the Company’s stockholders approved a reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Split”) at a specific ratio, ranging from 1-for-10 to 1-for-30, to be determined by the Company’s board of directors (the “Board”) in its sole discretion, as well as an associated reduction in the number of shares of common stock the Company is authorized to issue (the “Reduction in Authorized Common Stock”) from 250,000,000 shares to 25,000,000 shares.

Following the special meeting, the Board approved a ratio of 1-for-30 for the Reverse Split. On December 30, 2025, in order to effect the Reverse Split and the Reduction in Authorized Common Stock, the Company filed a certificate of amendment to its certificate of incorporation, as amended, pursuant to which the Reverse Split and the Reduction in Authorized Common Stock will become effective on Friday, January 2, 2026, at 12:01 a.m. Eastern Time (the “Effective Time”).

Reasons for the Reverse Split

The Company is effecting the Reverse Split in order to regain compliance with the continued listing requirements for the Capital Market of The Nasdaq Stock Market LLC (“Nasdaq”).

As previously disclosed, on January 23, 2025, the Company received a notification letter from the Nasdaq Listing Qualifications Department stating that, for the prior 30 consecutive business days (through January 22, 2025), the closing bid price of the Company’s common stock had been below the minimum of $1 per share required for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). The initial notification letter stated that the Company would be afforded 180 calendar days (until July 22, 2025) to regain compliance, and that the Company could be eligible for additional time. Although the Company did not regain compliance within the initial 180 calendar day period, upon the expiration of the initial period, Nasdaq determined that the Company was eligible for the additional 180 calendar day period to regain compliance (until January 19, 2026).

By effecting the Reverse Split, the Company expects that the closing bid price of the Common Stock will increase above the $1.00 per share requirement to regain compliance with the minimum bid price requirement. Although no assurances can be provided, the Company further believes that Reverse Split will enable the Company to maintain its Nasdaq listing.

Effect of the Reverse Split and the Reduction in Authorized Common Stock

Effective Time; Symbol; CUSIP Number

The Reverse Split will become effective at the Effective Time and the common stock will began trading on a split-adjusted basis at the open of business on January 2, 2026. In connection with the Reverse Split, the CUSIP number for the Common Stock will change to 70387R 502. The trading symbol for the Company’s common stock, “PAVM,” will remain unchanged.

Split Adjustment; Treatment of Fractional Shares

At the Effective Time, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Split divided by 30. The Company will issue one whole share of the post-Reverse Split common stock to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split. As a result, no fractional shares will be issued in connection with the Reverse Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Split.

Also at the Effective Time: (i) all options of the Company outstanding immediately prior to the Reverse Split will be adjusted by dividing the number of shares of Common Stock into which such options are exercisable by 30 and multiplying the exercise price thereof by 30, all in accordance with the terms of the plans, agreements or arrangements governing such options and subject to rounding pursuant to such terms; (ii) all the convertible securities of the Company outstanding immediately prior to the Reverse Split, including the Company’s Series B and Series C convertible preferred stock and the Company’s convertible note, will be adjusted by multiplying the conversion price thereof by 30, in accordance with the terms of the plans, agreements or arrangements governing such convertible securities and subject to rounding pursuant to such terms; and (iii) the number of shares of Common Stock reserved for issuance under the Company’s long-term incentive equity plan and employee stock purchase plan, as well as the other amounts expressed in a number of shares set forth in such plans, will be proportionately adjusted.

Effect on Capitalization

As a result of the Reduction in Authorized Common Stock, the Company will be authorized to issue 25,000,000 shares of common stock after the Reverse Split. While the Reduction in Authorized Common Stock will reduce the number of shares authorized for issuance on an absolute basis, it will have the effect of increasing the number of shares of common stock authorized for issuance relative to the number of shares outstanding. The Board believes a relative increase in the number of shares of common stock authorized for issuance in these circumstances is in the best interests of the Company and its stockholders.

Certificated and Non-Certificated Shares

Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may send the certificates to the Company’s transfer agent and registrar, Continental Stock Transfer & Trust Company (“Continental”) at the address set forth below. Continental will issue a new stock certificate reflecting the Reverse Split to each requesting stockholder. Continental can be contacted at:

Continental Stock Transfer & Trust Company
Reorganization Department
1 State Street, 30th Floor
New York, NY 10004-1561
(917) 262-2378

Additional Information

The above description of the Charter Amendment and the Reverse Split is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The disclosure set forth under Item 2.02 is incorporated herein by reference.

The information furnished under Items 2.02 and 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment.
99.1	Press release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such forward-looking statements are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks, uncertainties and other factors include, but are not limited to, those set forth herein and in the other documents filed by the Company with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. The Company’s ability to maintain its listing on Nasdaq and its actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2025	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer